Form SE










                           June 22, 2000


United States Securities and Exchange Commission
Attn: Jonathan G. Katz, Secretary
450 5th Street, NW
Judiciary Plaza
Washington, D.C. 20549

     Re:   Form  SE  -  File  No. 70-9627  [Potomac  Edison  Asset
           Transfer Application]

Gentlemen:

     Enclosed is a copy of Form SE that should accompany Amendment No. 2, filed via Edgar, in File No. 70-9627. The attached letter requests confidential treatment of Exhibits FS-1, Allegheny Energy, Inc., consolidated balance sheet, statement of income, and capital ratios per books and pro forma; FS-2, Allegheny Energy Supply Company, consolidated balance sheet, statement of income, and capital ratios per books and pro forma; and G-1, Potomac Edison's Financial Data Schedules.


                                   Sincerely,

                                   /s/ THOMAS K. HENDERSON

                                   Thomas K. Henderson




Enclosures:  Form SE
             Request for Confidential Treatment
             Confidential Exhibits and Financial Statements

cc:  Catherine A. Fisher, IM/OPUR
     Robert P. Wason, IM/OPUR


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                              FORM SE
           FORM FOR SUBMISSION OF PAPER FORMAT EXHIBITS
                       BY ELECTRONIC FILERS




POTOMAC EDISON COMPANY                 0000079731
______________________________         __________________________
Exact name of registrant as            Registrant CIK Number
specified in charter


Amendment No.2                         File No. 70-9627
______________________________         __________________________
Electronic Report, schedule or         SEC file number, if
available
registration statement of which
the documents are a part

__________________________________________________________________
                Name of Person Filing the Document
                  (if other than the Registrant)

                            Signatures


                    Filings Made by the Registrant:

                    POTOMAC EDISON  COMPANY
                    (Registrant)

                    _________________________________________
                    Thomas K. Henderson
                    Vice President

Filings Made by Person Other Than the Registrant:

     After reasonable inquiry and to the best of my knowledge and belief, I certify on _____________, 1999, that the information set forth in this statement is true and complete.


___________________________________________       By:
(Name)


___________________________________________
(Title)

Documents Filed Herewith:

     a.   Exhibits and Financial Statements

               G-1   Potomac Edison Financial Data Schedule

               FS-1  Allegheny Energy, Inc. and subsidiaries
                     consolidated balance sheet, statement of income, and capital ratios per books and pro forma

               FS-2 Allegheny Energy Supply Company consolidated balance sheet, statement of income, and capital ratios per books and pro forma

     b.   Confidential Treatment Requested for the following:

               G-1   Potomac Edison Financial Data Schedule

               FS-1  Allegheny Energy, Inc. and subsidiaries
                     consolidated balance sheet, statement of income, and capital ratios per books and pro forma

               FS-2 Allegheny Energy Supply Company consolidated balance sheet, statement of income, and capital ratios per books and pro forma

                           June 22, 2000

United States Securities and Exchange Commission
Attn: Jonathan G. Katz, Secretary
450 5th Street, NW
Judiciary Plaza
Washington, D.C. 20549

     Re:  Potomac Edison Company - Request for Confidential
          Treatment

Gentlemen:

     Pursuant to Rule 104(b) of the Public Utility Holding Company Act of 1935, as amended ("Act"), we hereby request confidential treatment for the attached filing of Exhibits FS-1, Allegheny Energy, Inc., consolidated balance sheet, statement of income, and capital ratios per books and pro forma; FS-2, Allegheny Energy Supply Company, consolidated balance sheet, statement of income, and capital ratios per books and pro forma; and G-1, Potomac Edison's Financial Data Schedules, made under the Act in File No. 70-9627, as part of Amendment No. 2.

     The reason for the request is that the information contained in the attached filing includes financial forecasts and strategic planning information which is proprietary and confidential in nature and which is otherwise not publicly available.


                                   Sincerely,

                                   /s/ THOMAS K. HENDERSON

                                   Thomas K. Henderson


Enclosure: Confidential Exhibits and Financial Statements

cc:  Catherine A. Fisher, IM/OPUR
     Robert P. Wason, IM/OPUR

     Exhibits and Financial Statements

               G-1  Potomac Edison Financial Data Schedule

                    [Filed under separate cover]

               FS-1 Allegheny Energy, Inc. and  subsidiaries
                    consolidated balance sheet, statement of income, and capital ratios per books and pro forma

                    [Filed under separate cover]

               FS-2 Allegheny Energy Supply Company consolidated balance
                    sheet, statement of income, and capital ratios per books and pro forma

                    [Filed under separate cover]